SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2007

ENVIRONMENTAL ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-12914	43-1953030
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3350 Americana Terrace, Suite 215

Boise, Idaho 83706

 (Address of principal executive offices) (Zip Code)

(208) 287-4471

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 5 – Corporate Governance and Management

Item 5.01  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 2, 2007, Douglas C. Holsted resigned as president and director of Environmental Energy Services, Inc. (“EES”).  Mr. Holsted resigned because of personal reasons that required that he return to live in Oklahoma. A copy of Mr. Holsted’s letter of resignation is attached hereto as an Exhibit.

{A0037347.DOC}

On March 6, 2007, the board of directors appointed Michael Thompson to fill the vacant seat on the board of directors, and to be president of EES.  Prior to the appointment, Mr. Thompson was the chief operating officer.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired:  Not applicable.

(b)

Pro Forma Financial Information:  Not applicable.

(c)

Exhibits:

Regulation S-B No.	Description
99	Letter dated March 2, 2007 from Douglas C. Holsted to Environmental Energy Services, Inc.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENVIRONMENTAL ENERGY SERVICES, INC.
Date: March 8, 2007	/s/ Michael Thompson
By: Michael Thompson, President

{A0037347.DOC}2